LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

(the “Trust”)

On behalf of

LEGG MASON PARTNERS VARIABLE GROWTH

AND INCOME PORTFOLIO

(the “Fund”)

Supplement Dated August 18, 2006

to Class II Prospectus

Dated May 1, 2006

Effective immediately, the fund’s Class II shares will be closed to all new purchases and incoming exchanges.

FD 03440